Exhibit 10.7

SHORT FORM SECOND LIEN INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated June 7, 2013, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Security Agreement referred to therein.

WHEREAS, HAWK ACQUISITION SUB, INC., a Pennsylvania corporation (the “Merger Sub”), H. J. HEINZ COMPANY, a Pennsylvania corporation (“Heinz”), HAWK ACQUISITION INTERMEDIATE CORPORATION II, Delaware corporation (“Holdings”), the other Guarantors from time to time party thereto, WELLS FARGO BANK, NATIONAL ASSOCIATION as the trustee (the “Trustee”) and the Collateral Agent have entered into the Indenture dated as of April 1, 2013, as supplemented by the Supplemental Indenture dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”).

WHEREAS, in connection with the Indenture, the Grantors have entered into the Second Lien Security Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the United States Patent and Trademark Office and the United States Copyright Office.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(a) the issued and pending Patents (as defined in the Security Agreement) in the United States Patent and Trademark Office set forth in Schedule A hereto;

(b) the registered Trademarks (as defined in the Security Agreement) and Trademarks for which applications are pending in the United States Patent and Trademark Office set forth in Schedule B hereto (excluding any Excluded ITU Application); and

(c) the registered Copyrights (as defined in the Security Agreement) in the United States Copyright Office set forth in Schedule C hereto.

SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by each Grantor under this IP Security Agreement secures the payment of all Secured Obligations of such Grantor now or hereafter existing under or in respect of the Covered Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Covered Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Secured Party.

SECTION 3. Recordation. This IP Security Agreement has been executed and delivered by the Grantors for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office and the United States Copyright Office. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Severability. In case any one or more of the provisions contained in this IP Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. Collateral Agent Makes No Representation. The Collateral Agent makes no representation as to the validity or sufficiency of this IP Security Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

H. J. HEINZ COMPANY,
as Initial Grantor

By:	/s/ Paulo Basilio
Name: Paulo Basilio
Title: Executive Vice President and Chief Financial Officer

HAWK ACQUISITION SUB, INC., as Initial Grantor

By:	/s/ Paulo Basilio
Name: Paulo Basilio
Title: Vice President and Secretary

H. J. HEINZ COMPANY, L.P., as Initial Grantor By: Heinz GP LLC, its General Partner

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

H. J. HEINZ FINANCE COMPANY, as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: President

HAWK ACQUISITION INTERMEDIATE
CORPORATION II, as Initial Grantor

By:	/s/ Paulo Basilio
Name: Paulo Basilio
Title: Vice President, Chief Financial Officer and Secretary

HEINZ CREDIT LLC, as Initial Grantor

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Secretary and Treasurer

[Signature Page to IP Security Agreement]

HEINZ GP LLC,
as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ INVESTMENT COMPANY, as Initial Grantor

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Secretary, Treasurer and Assistant Treasurer

HEINZ MANAGEMENT L.L.C., as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ PURCHASING COMPANY, as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ THAILAND LIMITED, as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ TRANSATLANTIC HOLDING LLC, as Initial Grantor

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Secretary and Treasurer

[Signature Page to IP Security Agreement]

HJH ONE, L.L.C.,
as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: President

HJH OVERSEAS L.L.C., as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: President and Treasurer

LEA AND PERRINS, INC., as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

NANCY’S SPECIALTY FOODS, as Initial Grantor

By:	/s/ Gilbert Schneider
Name: Gilbert Schneider
Title: President and Chief Executive Officer

HEINZ FOREIGN INVESTMENT COMPANY, as Initial Grantor

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Treasurer and Secretary

[Signature Page to IP Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Yana Kislenko
Name:	Yana Kislenko
Title:	Vice President

[Signature Page to IP Security Agreement]